Exhibit 99.1

Southland Announces Third Quarter 2023 Results

GRAPEVINE, Texas, November 13, 2023 (Business Newswire) -- Southland Holdings, Inc. (NYSE American: SLND and SLND WS) (“Southland”), a leading provider of specialized infrastructure construction services, today announced financial results for quarter ended September 30, 2023.

●	Revenue of $312 million for the quarter ended September 30, 2023, down 6.8% from $335 million for the quarter ended September 30, 2022.

●	Gross profit of $30 million for the quarter ended September 30, 2023, compared to $62 million for the quarter ended September 30, 2022.

●	Net income attributable to stockholders of $4 million, or $0.08 per diluted share for the quarter ended September 30, 2023, compared to a net income attributable to stockholders of $35 million for the quarter ended September 30, 2022.

●	EBITDA of $22 million for the quarter ended September 30, 2023, compared to $60 million for the quarter ended September 30, 2022.

●	Backlog of $2.54 billion, up 7% compared to $2.37 billion as of September 30, 2022.

Southland’s President and Chief Executive Officer, Frank Renda, said, “This quarter’s results demonstrate positive contribution from recently awarded work in both our Civil and Transportation segments. While consolidated revenues declined this quarter compared to the same period last year, our core business delivered strong margins, offset by certain legacy projects as we work through completing lower margin backlog from prior years. We continue to see elevated bidding opportunities which we expect to carry into 2024 as funds from the Infrastructure Investment and Jobs Act (IIJA) are allocated towards critical infrastructure projects across the country.”

2023 Third Quarter Results

Condensed Consolidated Statements of Operations (unaudited)

	Three Months Ended
(Amounts in thousands)	September 30, 2023	September 30, 2022
Revenue	$312,472	$335,125
Cost of construction	282,943	272,715
Gross profit	29,529	62,410
Selling, general, and administrative expenses	15,247	15,606
Operating income	14,282	46,804
Loss on investments, net	(21)	(100)
Other income, net	2,151	2,292
Interest expense	(6,231)	(2,285)
Income before income taxes	10,181	46,711
Income tax expense	5,390	10,588
Net income	4,791	36,123
Net income attributable to noncontrolling interests	991	924
Net income attributable to Southland Stockholders	$3,800	$35,199

Net income per share attributable to common stockholders
Basic(1)	$0.08
Diluted(1)	$0.08
Weighted average shares outstanding
Basic(1)	47,856,114
Diluted(1)	47,872,042

(1)	The structure of Southland’s historical common equity structure was in the form of membership percentages and no shares were issued. As such, reporting periods prior to the three months ended March 31, 2023 will not present share or per share data.

Revenue for the three months ended September 30, 2023, was $312.5 million, a decrease of $22.7 million, or 6.8%, compared to the three months ended September 30, 2022.

Gross profit for the three months ended September 30, 2023, was $29.5 million, a decrease of $32.9 million, or 52.7%, compared to gross profit of $62.4 million for the three months ended September 30, 2022. Our gross profit margin decreased from 18.6% to 9.5% for the three months ended September 30, 2023 compared to the three months ended September 30, 2022.

Selling, general, and administrative costs for the three months ended September 30, 2023 were $15.2 million, a decrease of $0.4 million, or 2.3%, compared to the three months ended September 30, 2022. Selling, general, and administrative costs as a percent of revenue were 4.9% for the three months ended September 30, 2023 compared to 4.7% for the three months ended September 30, 2022.

Condensed Consolidated Statements of Operations (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2023	September 30, 2022
Revenue	$844,228	$866,627
Cost of construction	829,550	761,549
Gross profit	14,678	105,078
Selling, general, and administrative expenses	47,266	43,395
Operating income (loss)	(32,588)	61,683
Loss on investments, net	(3)	(79)
Other income, net	23,559	936
Interest expense	(13,790)	(6,317)
Income (loss) before income taxes	(22,822)	56,223
Income tax expense (benefit)	(11,446)	13,745
Net income (loss)	(11,376)	42,478
Net income attributable to noncontrolling interests	2,314	1,474
Net income (loss) attributable to Southland Stockholders	$(13,690)	$41,004

Net loss per share attributable to common stockholders
Basic(1)	$(0.29)
Diluted(1)	$(0.29)
Weighted average shares outstanding
Basic(1)	46,771,938
Diluted(1)	46,771,938

(1)	The structure of Southland’s historical common equity structure was in the form of membership percentages and no shares were issued. As such, reporting periods prior to the three months ended March 31, 2023 will not present share or per share data. Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the nine months ended September 30, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the nine months ended September 30, 2023 was $844.2 million, a decrease of $22.4 million, or 2.6%, compared to the nine months ended September 30, 2022.

Gross profit for the nine months ended September 30, 2022, was $14.7 million, a decrease of $90.4 million, or 86.0%, compared to gross profit of $105.1 million for the nine months ended September 30, 2022. Our gross profit margin decreased from 12.1% to 1.7% for the nine months ended September 30, 2023 compared to the nine months ended September 30, 2022.

Selling, general, and administrative costs for the nine months ended September 30, 2023 were $47.3 million, an increase of $3.9 million, or 8.9%, compared to the nine months ended September 30, 2022. Selling, general, and administrative costs as a percent of revenue were 5.6% for the nine months ended September 30, 2023 compared to 5.0% for the nine months ended September 30, 2022.

Segment Revenue

	Three Months Ended
(Amounts in thousands)	September 30, 2023		September 30, 2022
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$90,708	29.0%	$71,409	21.3%
Transportation	221,764	71.0%	263,716	78.7%
Total revenue	$312,472	100.0%	$335,125	100.0%

	Nine Months Ended
(Amounts in thousands)	September 30, 2023		September 30, 2022
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$229,264	27.2%	$221,303	25.5%
Transportation	614,964	72.8%	645,324	74.5%
Total revenue	$844,228	100.0%	$866,627	100.0%

Segment Gross Profit

	Three Months Ended
(Amounts in thousands)	September 30, 2023		September 30, 2022
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$12,465	13.7%	$8,926	12.5%
Transportation	17,064	7.7%	53,484	20.3%
Gross profit	$29,529	9.5%	$62,410	18.6%

	Nine Months Ended
(Amounts in thousands)	September 30, 2023		September 30, 2022
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$27,137	11.8%	$28,315	12.8%
Transportation	(12,459)	(2.0)%	76,763	11.9%
Gross profit	$14,678	1.7%	$105,078	12.1%

Adjusted EBITDA Reconciliation

	Three Months Ended		Nine Months Ended
(Amounts in thousands)	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss) attributable to Southland Stockholders	$3,800	$35,199	$(13,690)	$41,004
Depreciation and amortization	7,968	11,523	24,704	35,163
Income taxes expense (benefit)	5,390	10,588	(11,446)	13,745
Interest expense	6,231	2,285	13,790	6,317
Interest income	(1,060)	(18)	(1,358)	(29)
EBITDA	22,329	59,577	12,000	96,200
Transaction related costs	-	-	1,594	-
Contingent earnout consideration non-cash expense reversal	-	-	(20,689)	-
Adjusted EBITDA	$22,329	$59,577	$(7,095)	$96,200

Backlog

(Amounts in thousands)	Backlog
Balance December 31, 2022	$2,973,886
New contracts, change orders, and adjustments	412,756
Gross backlog	3,386,642
Less: contract revenue recognized in 2023	(845,323)
Balance September 30, 2023	$2,541,319

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share Attributable to Common Stock Reconciliation

	Three Months Ended		Nine Months Ended
(Amounts in thousands except shares and per share data)	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Reconciliation of adjusted net income (loss) attributable to common stock:
Net income (loss) attributable to common stock (GAAP as reported)	$3,800	$35,199	$(13,690)	$41,004
Adjustments:
Transaction related costs	-	-	1,594	-
Contingent earnout consideration non-cash expense	-	-	(20,689)	-
Income tax impact of adjustments(1)	-	-	(311)	-
Adjusted net income (loss) attributable to common stockholders	$3,800	$35,199	$(33,096)	$41,004

Weighted average shares outstanding for diluted and adjusted diluted earnings per share(2)	47,872,042		46,771,938

Diluted earnings (loss) per share attributable to common stock(2)	$0.08		$(0.29)
Adjusted diluted earnings (loss) per share attributable to common stock(2)	$0.08		$(0.71)

(1)	The income tax impact of adjustments that are subject to tax is determined using the incremental statutory tax rates of the jurisdictions to which each adjustment relates for the respective periods.
(2)	The structure of Southland’s historical common equity structure was in the form of membership percentages and no shares were issued. As such, reporting periods prior to the three months ended March 31, 2023 will not present share or per share data. Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the nine months ended September 30, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented

Condensed Consolidated Balance Sheets (unaudited)

	As of
(Amounts in thousands, except share and per share data)	September 30, 2023	December 31, 2022
ASSETS
Current assets
Cash and cash equivalents	$32,211	$57,915
Restricted cash	14,541	14,076
Accounts receivable, net	198,967	135,678
Retainage receivables	125,196	122,682
Contract assets	515,361	512,906
Other current assets	22,635	24,047
Total current assets	908,911	867,304

Property and equipment, net	100,558	114,084
Right-of-use assets	12,858	16,893
Investments - unconsolidated entities	123,666	113,724
Investments - limited liability companies	2,590	2,590
Investments - private equity	3,219	3,261
Deferred tax asset	21,631	-
Goodwill	1,528	1,528
Intangible assets, net	1,822	2,218
Other noncurrent assets	3,171	3,703
Total noncurrent assets	271,043	258,001
Total assets	$1,179,954	$1,125,305

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$137,347	$126,385
Retainage payable	39,059	33,677
Accrued liabilities	125,236	121,584
Current portion of long-term debt	47,825	46,322
Short-term lease liabilities	13,922	16,572
Contract liabilities	184,627	131,557
Total current liabilities	548,016	476,097

Long-term debt	261,236	227,278
Long-term lease liabilities	5,314	10,032
Deferred tax liabilities	2,876	3,392
Other noncurrent liabilities	96,343	48,622
Total long-term liabilities	365,769	289,324
Total liabilities	913,785	765,421

Commitment and contingencies (Note 7)

Stockholders’ equity
Preferred stock, $0.0001 par value, authorized 50,000,000 shares, none issued and outstanding in 2023	-	-
Preferred stock, $1.00 par value, 24,400,000 shares issued and outstanding in 2022	-	24,400
Common stock, $0.0001 par value, authorized 500,000,000 shares, 47,856,114 and none issued and outstanding in 2023 and 2022, respectively	8	-
Additional paid-in-capital	269,920	-
Accumulated deficit	(13,690)	-
Accumulated other comprehensive loss	(2,551)	(2,576)
Members’ capital	-	327,614
Total stockholders’ equity	253,687	349,438
Noncontrolling interest	12,482	10,446
Total equity	266,169	359,884
Total liabilities and equity	$1,179,954	$1,125,305

Condensed Consolidated Statement of Cash Flows (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2023	September 30, 2022
Cash flows from operating activities:
Net income (loss)	$(11,376)	$42,478
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	24,704	35,163
Deferred taxes	(22,148)	(440)
Change in fair value of earnout liability	(20,689)	-
Share based compensation	484	-
Gain on sale of assets	(118)	(1,343)
Foreign currency remeasurement (gain) loss	(37)	746
Earnings from equity method investments	(5,102)	(7,346)
TZC investment present value accretion	(1,828)	(1,758)
Loss (gain) on trading securities, net	3	(257)
Changes in assets and liabilities:
Accounts receivable	(69,471)	(24,167)
Contract assets	(4,376)	(72,703)
Prepaid expenses and other current assets	1,564	(1,001)
ROU assets	4,034	930
Accounts payable and accrued expenses	20,584	(6,997)
Contract liabilities	53,048	(29,591)
Operating lease liabilities	(3,991)	(1,206)
Other	(1,873)	(3,444)
Net cash used in operating activities	(36,588)	(70,936)

Cash flows from investing activities:
Purchase of fixed assets	(7,475)	(4,384)
Proceeds from sale of fixed assets	7,461	3,897
Loss on investment in limited liability company	-	336
Proceeds from the sale of trading securities	47	840
Capital contribution to unconsolidated investments	(540)	(1,000)
Net cash used in investing activities	(507)	(311)

Cash flows from financing activities:
Borrowings on line of credit	3,000	55,000
Payments on line of credit	(8,000)	-
Borrowings on notes payable	115,355	115
Payments on notes payable	(111,908)	(31,161)
Payments of deferred financing costs	(578)	-
Advances from related parties	425	-
Payments to related parties	(4)	(405)
Payments on finance lease	(3,538)	(6,298)
Distributions	(110)	(1,556)
Proceeds from merger of Legato II and Southland Holdings, LLC	17,088	-
Net cash provided by financing activities	11,730	15,695

Effect of exchange rate on cash	126	1,834

Net decrease in cash and cash equivalents and restricted cash	(25,239)	(53,718)
Beginning of period	71,991	111,242
End of period	$46,752	$57,524

Supplemental cash flow information
Cash paid for income taxes	$3,033	$6,153
Cash paid for interest	$12,704	$6,464
Non-cash investing and financing activities:
Lease assets obtained in exchange for new leases	$8,529	$12,537
Assets obtained in exchange for notes payable	$8,626	$3,397
Issuance of post-merger earn out shares	$35,000	$-
Dividend financed with notes payable	$50,000	$-

Conference Call

Southland will host a conference call at 10:00 a.m. Eastern Time on Tuesday, November 14, 2023. The call may be accessed here, or at www.southlandholdings.com. Following the conference call, a replay will be available on Southland’s website.

About Southland

Southland is a leading provider of specialized infrastructure construction services. With roots dating back to 1900, Southland and its subsidiaries form one of the largest infrastructure construction companies in North America, with experience throughout the world. The company serves the bridges, tunnelling, communications, transportation and facilities, marine, steel structures, water and wastewater treatment, and water pipeline end markets. Southland is headquartered in Grapevine, Texas.

For more information, please visit Southland’s website at www.southlandholdings.com.

Non-GAAP Financial Measures

This press release includes certain unaudited financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), backlog, adjusted net income (loss), adjusted net income (loss) per share and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Southland believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Please see the accompanying tables for reconciliations of the following non-GAAP financial measures for Southland’s current and historical results: adjusted net income (loss) per share attributable to common stock (a non-GAAP financial measure) to net income (loss) per share attributable to common stock; and adjusted net income (loss) attributable to common stock, and Adjusted EBITDA (non-GAAP financial measures) to net income (loss) attributable to common stock.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Southland in this press release is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Southland Contacts:

Cody Gallarda

EVP, Chief Financial Officer

cgallarda@southlandholdings.com

Alex Murray

Corporate Development & Investor Relations

amurray@southlandholdings.com